SUPPLEMENT DATED AUGUST 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP EQUITY PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Small-Cap Equity Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Donald G. Taylor is deleted.